Exhibit 99.3

National City(R)                          National City Home Loan Services, Inc.
                                          P.O. Box 1838
                                          Pittsburgh, PA 15230-1838

                         FORM OF COMPLIANCE CERTIFICATE

First Franklin Mortgage Loan Trust 2005-FF2
Asset-Backed Certificates, Series 2005-FF2

      I, Steven A. Baranet, hereby certify that I am duly appointed Vice President of National City Home Loan Services, Inc. (the "Servicer") and further certify as follows:

      1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2005, (the "Agreement"), among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer,
            Countrywide Home Loans Servicing LP, as servicer and Deutsche Bank National Trust Company, as trustee.

      2. I have reviewed the activities of the Servicer during the preceding year and the Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement throughout the year.

      Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

      Date: 3/16/06

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National City Home Loan Services, Inc. is a subsidiary of National City Bank of
Indiana. First Franklin and NationPoint are divisions of National City Bank of Indiana, which is a wholly-owned subsidiary of National City Corporation. National City Home Loan Services, Inc. services loans for the following affiliated entities as First Franklin Loan Services, National City Loan Services and NationPoint:

National City Bank
National City Bank of Indiana
National City Bank of Kentucky
National City Bank of the Midwest
National City Bank of Pennsylvania
NationPoint
First Franklin Financial Corporation
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National City(R)                          National City Home Loan Services, Inc.
                                          P.O. Box 1838
                                          Pittsburgh, PA 15230-1838



In WITNESS WHEREOF, the undersigned has executed this certificate as of March 16, 2006

                                    By: /s/ Steven A. Baranet
                                        ---------------------
                                    Name: Steven A. Baranet
                                    Title: Vice President

      I, Timothy C. Lulich, a Senior Vice President of the Servicer, hereby certify that Steven A. Baranet is a duly elected, qualified, and acting Vice President of the Servicer and that the signature appearing above is his genuine signature.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 16, 2006

                                    By: /s/ Timothy C. Lulich
                                        ---------------------
                                    Name: Timothy C. Lulich
                                    Title: Senior Vice President

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National City Home Loan Services, Inc. is a subsidiary of National City Bank of
Indiana. First Franklin and NationPoint are divisions of National City Bank of Indiana, which is a wholly-owned subsidiary of National City Corporation. National City Home Loan Services, Inc. services loans for the following affiliated entities as First Franklin Loan Services, National City Loan Services and NationPoint:

National City Bank
National City Bank of Indiana
National City Bank of Kentucky
National City Bank of the Midwest
National City Bank of Pennsylvania
NationPoint
First Franklin Financial Corporation
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                                                                      [LOGO]
                                                                   EQUAL HOUSING
                                                                      LENDER